                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  July 29, 2003

                            LINDSAY MANUFACTURING CO.
                            -------------------------

             (Exact name of registrant as specified in its charter)


   Delaware                        1-13419                      47-0554096
--------------                   -----------                   ------------
  (State of                      (Commission                  (IRS Employer
Incorporation)                   File Number)             Identification Number)


  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                         68164
  ----------------------------------                             --------
(Address of principal executive offices)                        (Zip Code)


                                 (402) 428-2131
                    ---------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                ---------------

         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Lindsay Manufacturing Co. (the "Company") issued a press release on July 29, 2003 announcing an increase in the Company's quarterly cash dividend. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, issued July 29, 2003, announcing an increase in the Company's quarterly cash dividend from $0.035 to $0.05 per share, payable August 29, 2003 to shareholders of record on August 15, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LINDSAY MANUFACTURING CO.


Dated:  July 31, 2003                   By /s/ Bruce C. Karsk
                                        ----------------------------------------
                                        Bruce C. Karsk, Executive Vice President
                                        and Chief Financial Officer



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